Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 15, 2015, among Orchard Acquisition Company, LLC, a Delaware limited liability company (the “Parent Borrower”) and Jefferies Finance LLC, as Administrative Agent for, and on behalf of, the Lenders (as defined below) (in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.The Parent Borrower, J.G. Wentworth, LLC (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 8, 2013 (as amended by the First Amendment to Credit Agreement, dated as of May 31, 2013, the Second Amendment to Credit Agreement, dated as of December 6, 2013, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.The Borrower wishes to amend the Credit Agreement to, among other things, modify Section 7.03 to permit Mortgage Financing Indebtedness (as defined below).

C.Accordingly, the Parent Borrower, Holdings, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement pursuant to Section 11.12 thereof in order to modify certain provisions thereof in accordance with and subject to the terms and conditions set forth below.

Section 1    Definitions and Interpretation.

1.Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02, 1.03 and 1.04 of the Credit Agreement.

Section 2    Amendment to Credit Agreement. As of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:

1.Amendments to Section 1.01.

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“Mortgage Financing Assets” means any indebtedness and obligations of Persons from loans made, or the extension of credit to, such Persons for the acquisition of Real Property, all mortgages, deeds of trust, hypothecs, assignments of leases and rents, leasehold mortgages, debentures, legal charges or other security documents granting a Lien on such Real Property to secure the indebtedness and obligations of such
Persons, all contracts and contract rights and all guarantees or other obligations in respect of such indebtedness obligations and Real Property, all proceeds of such indebtedness, obligations and Real Property, including without limitation, servicing

Exhibit 10.1

obligations, and other assets (including contract rights) which are the type customarily transferred in connection with the making of loans, or the extension of credit, to Persons for the acquisition of Real Property.

“Mortgage Financing Indebtedness” means Indebtedness of Mortgage Financing Subsidiaries, including, without limitation, Indebtedness secured by Mortgage Financing Assets, provided that such Indebtedness is not (i) guaranteed by Holdings or any of its Subsidiaries that is not a Non-Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE and (ii) secured by the respective assets of the Company or any Subsidiary that is not a Non-Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE (it being understood that customary repurchase obligations and indemnities related to breaches of representations or warranties shall not be deemed a guarantee or security).

“Mortgage Financing Subsidiary” means a Person (i) that is a direct or indirect Subsidiary of Holdings used solely to do any of the following (A) originate, hold title to or finance Mortgage Financing Assets, (B) enter into Mortgage Financing Indebtedness transactions and
(C) hold Capital Stock of a Person that engages in any of the activities set forth in subsections (B) and (C) above and (ii) neither Holdings nor any of its Subsidiaries that is not a Non- Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE has any obligations to guarantee, maintain or preserve such Person’s financial condition or cause it to achieve certain levels of operating results.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated July 15, 2015 among the Parent Borrower and the Administrative Agent.

“Third Amendment Effective Date” has the meaning set forth in Section 3.1 of the Third Amendment, which shall be July 15, 2015.

“WestStar Acquisition” means the transactions contemplated by that certain Stock Purchase Agreement dated as of March 6, 2015, by and among The J.G. Wentworth Company, WestStar Mortgage, Inc., Walter F. Jones, Kathleen Murphy-Zimpel and Roger W. Jones.

(b)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Restricted Asset” in its entirety and replacing it with the following:
“Applicable Restricted Assets” means, (i) with respect to Securitizations and Securitization Indebtedness, assets securitized, Capital Stock of Applicable Restricted Entities and any Capital Stock pledged by Securitization SPEs, (ii) with respect to Non-Recourse Indebtedness, Non-Recourse Assets, Capital Stock of Non-Recourse SPEs and any Capital Stock pledged by Non-Recourse SPEs, (iii) with respect to SRI Indebtedness, SRI Assets, Capital Stock of Non-Recourse SPEs and any Capital Stock pledged by Non-Recourse SPEs, (iv) with respect to Mortgage Financing Indebtedness, Mortgage Financing Assets, Capital Stock of Mortgage Financing Subsidiaries and any Capital Stock pledged by Mortgage Financing Subsidiaries and (v) with respect to Business Indebtedness (other than Securitization Indebtedness, Non-Recourse Indebtedness and SRI Indebtedness), assets securing such other Business Indebtedness, Capital Stock of Applicable Restricted Entities and any Capital Stock pledged by Applicable Restricted

Exhibit 10.1

Entities.

(c)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Restricted Entity” in its entirety and replacing it with the following:

“Applicable Restricted Entities” means, with respect to (i) Securitizations and Securitization Indebtedness, Securitization SPEs and Subsidiaries that are originators, purchasers or arrangers of the relevant securitized assets, (ii) with respect to Non-Recourse Indebtedness, Non-Recourse SPEs and Subsidiaries that are originators, purchasers or arrangers of the relevant Non-Recourse Assets, (iii) with respect to SRI Indebtedness, Non-Recourse SPEs and Subsidiaries that are originators, purchasers or arrangers of the relevant SRI Assets, (iv) with respect to Mortgage Financing Indebtedness, Mortgage Financing Subsidiaries and Subsidiaries that are originators, purchasers or arrangers of the relevant Mortgage Financing Assets and (v) with respect to Business Indebtedness (other than Securitization Indebtedness, Non-Recourse Indebtedness and SRI Indebtedness), Subsidiaries incurring or guaranteeing such other Business Indebtedness and Subsidiaries that are originators, purchasers or arrangers of the assets securing such other Business Indebtedness.

(d)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Business Indebtedness” in its entirety and replacing it with the following:

“Business Indebtedness” means collectively, the Securitization Indebtedness, the Non-Recourse Indebtedness, the SRI Indebtedness, the Financing Indebtedness, Mortgage Financing Indebtedness and the Installment Obligations.

(e)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Non-Recourse Indebtedness” in its entirety and replacing it with the following:
“Non-Recourse Indebtedness” means Indebtedness of Non-Recourse SPEs, other than SRI Indebtedness, which is not (i) guaranteed by Holdings or any of its Subsidiaries that is not a Non-Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE or (ii) secured by the respective assets of the Company or any Subsidiary that is not a Non-Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE (it being understood that customary repurchase obligations and indemnities related to breaches of representations or warranties shall not be deemed a guarantee or security).

(f)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Non-Recourse SPE” in its entirety and replacing it with the following:

“Non-Recourse SPE” means a Person that is a direct or indirect wholly owned special purpose Subsidiary of Holdings used solely for the purpose of effecting one or more Non- Recourse Indebtedness financings, Mortgage Financing Indebtedness financings or SRI Indebtedness financings; provided, in each case, that (i) such Person engages in no business other than the origination or acquisition, including from Holdings or any of its Subsidiaries, and related financing of Non-Recourse Assets, Mortgage Financing Assets or Sellers’ Retained Interests and, in each case, activities

Exhibit 10.1

related thereto, (ii) such Person has no contract, agreement, arrangement or understanding with Holdings or any of its Subsidiaries that is not a Non-Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE other than customary contracts, arrangements or agreements entered into with respect to the sale, purchase and servicing of Non-Recourse Assets, Mortgage Financing Assets or Sellers’ Retained Interests on market terms for similar transactions as determined in good faith by an Authorized Officer of the Parent Borrower and (iii) neither Holdings nor any of its Subsidiaries that is not a Non- Recourse SPE, a Mortgage Financing Subsidiary or a Securitization SPE has any obligations to guarantee, maintain or preserve such Person’s financial condition or cause it to achieve certain levels of operating results.

(g)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Securitization” in its entirety and replacing it with the following:

“Securitization” means any transaction or series of transactions entered into by Holdings or any of its Subsidiaries pursuant to which Holdings or any of its Subsidiaries, as the case may be, sells, conveys or otherwise transfers (or purports to sell, convey or otherwise transfer), Securitization Assets and/or Mortgage Financing Assets, directly or indirectly, to a Securitization SPE which funds the purchase of such assets, in whole or in part, through the issuance of Securitization Indebtedness.

(h)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Securitization Indebtedness” in its entirety and replacing it with the following:
“Securitization Indebtedness” means notes, bonds or other debt instruments, beneficial interests in trusts, pass-through certificates or other ownership interests (including any fractional undivided interests) issued by a Securitization SPE and which are not (i) guaranteed by Holdings or any of its Subsidiaries that is not a Securitization SPE, a Mortgage Financing Subsidiary or a Non-Recourse SPE or (ii) secured by the assets of Holdings or any of its Subsidiaries, that is not a Securitization SPE, a Mortgage Financing Subsidiary or a Non-Recourse SPE (it being understood that customary repurchase obligations and indemnities related to breaches of representations or warranties shall not be deemed a guarantee or security).

(i)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Securitization SPE” in its entirety and replacing it with the following:

“Securitization SPE” means a Person (i) used solely for the purpose of effecting one or more Securitizations and which is restricted by contract or under its constitutive documents from engaging in business activities other than those related to such Securitizations and activities incidental thereto, (ii) which has no contract, agreement, arrangement or understanding with Holdings or any of its Subsidiaries that is not a Securitization SPE, Mortgage Financing Subsidiary or a Non-Recourse SPE other than customary contracts, arrangements or agreements entered into with respect to the sale, purchase and servicing of the assets of the entity on market terms for similar securitization transactions as determined in good faith by an Authorized Officer of the Parent Borrower and (iii) neither Holdings nor any of its Subsidiaries that is not a Securitization SPE, a Mortgage Financing Subsidiary or a Non-Recourse SPE has any

Exhibit 10.1

obligations to guarantee, maintain or preserve such Person’s financial condition or cause it to achieve certain levels of operating results.

(j)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “SRI Assets” in its entirety and replacing it with the following:

“SRI Assets” means all Sellers’ Retained Interests, all collateral securing such Sellers’ Retained Interests, all contracts and contract rights and all guarantees or other obligations in respect of such Sellers’ Retained Interests, all proceeds of such assets and other assets (including contract rights) which are acquired, sold, transferred or otherwise conveyed or originated by Holdings, a Subsidiary, a Mortgage Financing Subsidiary or a Non-Recourse SPE, or which are otherwise the property of a Mortgage Financing Subsidiary or a Non- Recourse SPE, in each case, either (i) for the purpose of such Non-Recourse SPE or Mortgage Financing Subsidiary entering into SRI Indebtedness permitted by this Agreement or (ii) to the extent the originator, purchaser or arranger of such assets has entered into an agreement with a Non-Recourse SPE, Mortgage Financing Subsidiary or a Securitization SPE with respect to the origination, servicing, sale or financing of such Sellers’ Retained Interests.

(k)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “SRI Indebtedness” in its entirety and replacing it with the following:

“SRI Indebtedness” means Indebtedness of Non-Recourse SPEs which (i) is secured by SRI Assets or Mortgage Financing Assets owned by a Non-Recourse SPE and (ii) is not (A) guaranteed by Holdings or any Subsidiary that is not a Non-Recourse SPE or a Securitization SPE or (B) secured by the respective assets of Holdings or any Subsidiary that is not a Non-Recourse SPE or a Securitization SPE (it being understood that customary repurchase obligations and indemnities related to breaches of representations or warranties shall not be deemed a guarantee or security).

(l)Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (xi) of the definition of “Asset Sale” in its entirety and replacing it with the following:

“sales or dispositions of assets to Securitization SPEs, Mortgage Financing Subsidiaries and to Non-Recourse SPEs in connection with Securitizations and Non-Recourse Indebtedness, Mortgage Financing Indebtedness and SRI Indebtedness financings, respectively, provided that such Securitizations, Non-Recourse Indebtedness, Mortgage Financing Indebtedness and SRI Indebtedness financings and Asset Sales or other dispositions are effected on market terms as determined in good faith by an Authorized Officer of the Parent Borrower, and”

(m)Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (xii) of the definition of “Asset Sale” in its entirety and replacing it with the following:

“sales or dispositions of Mortgage Financing Assets, lotteries, life contingents, loans, advances, life settlements and other assets to third parties”

(n)Section 1.01 of the Credit Agreement is hereby amended by deleting subsection

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(b) of the definition of “Specified Facilities” in its entirety and replacing it with the following:

“any Non-Recourse Indebtedness, Mortgage Financing Indebtedness or SRI Indebtedness”

(o)Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (i) of the definition of “Indebtedness” in its entirety and replacing it with the following:
“all indebtedness of such Person for borrowed money and any obligations of such person to repurchase assets sold by such Person to another Person within a specified time frame or upon the occurrence of certain conditions;”

(p)Section 1.01 of the Credit Agreement is hereby amended by deleting the “.” at the end of the definition of “Excluded Subsidiary” and replacing it with the following:

“; and (m) any Mortgage Financing Subsidiary.

(q)Section 1.01 of the Credit Agreement is hereby amended by deleting the “.” at the end of the definition of “Permitted Acquisition” and replacing it with the following:

“; provided that, for the avoidance of doubt, the WestStar Acquisition is a Permitted Acquisition.”

2.Amendment to Section 7.03(x). Section 7.03(x) of the Credit Agreement is hereby amended by deleting Section 7.03(x) in its entirety and replacing it with the following:

(x)    Securitization    Indebtedness,    Non-Recourse    Indebtedness,    SRI Indebtedness and Mortgage Financing Indebtedness.

3.Amendment to Section 7.07(n). Section 7.07(n) of the Credit Agreement is hereby amended by deleting Section 7.07(n) in its entirety and replacing it with the following:

(n) Contractual Obligations that include customary restrictions and conditions contained in, or otherwise required by, agreements relating to Securitizations, Non-Recourse Indebtedness. Mortgage Financing Indebtedness and other Business Indebtedness permitted hereunder.

4.Amendment to Section 7.08(b). Section 7.08(b) of the Credit Agreement is hereby amended by inserting the following immediately after the term “Securitization Assets” therein:
“, Mortgage Financing Assets”

5.Amendment to Sections 8.01(g) and 8.01(h). Sections 8.01(g) and 8.01(h) of the Credit Agreement are hereby amended by inserting the following immediately after the term “Non-Recourse SPE” in each place it appears in each such section:

“, Mortgage Financing Subsidiary”

Section 3    Effectiveness.

1.Conditions Precedent. The effectiveness of the amendments set forth in Section 2 above

Exhibit 10.1

shall be conditioned on the satisfaction of the following conditions precedent (such date upon which all such conditions have been satisfied is referred to herein as the (the “Third Amendment Effective Date”)):

(a)this Amendment shall have been executed by the Parent Borrower and the Administrative Agent and Lenders constituting the Required Lenders shall have consented to this Amendment by executing a Lender Addendum in the form attached hereto as Attachment 1, and counterparts hereof and thereof as so executed shall have been delivered to the Administrative Agent;

(b)upon and after giving effect to this Amendment, all of the representations and warranties set forth in Section 4 below will be true and correct in all material respects;

(c)Guarantors shall have executed and delivered the reaffirmation of the Guaranty attached hereto as Attachment 1;

(d)the Parent Borrower shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, and any other documents being executed or delivered in connection therewith;

(e)the Parent Borrower shall have paid to Administrative Agent for the account of each Lender party hereto an amendment fee in the amount of 15 basis points of the principal amount of such Lenders’ outstanding Loans and Commitments, which amendment fee will be in all respects fully earned, due and payable on the Third Amendment Effective Date and non-refundable and non-creditable thereafter;

Section 4    Representations and Warranties. The Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

1.Existence. It is a duly organized or formed and validly existing limited liability company in good standing under the laws of its jurisdiction of formation.

2.Power and Authority. It has the legal power and authority to execute and deliver this Amendment and perform its obligations hereunder.

3.No Contraventions. The execution and delivery of this Amendment and the performance and observance by the Parent Borrower of the provisions hereof will not (a) violate or contravene its Organizational Documents or any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to the Parent Borrower or its properties and assets or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any contract binding upon or enforceable against the Parent Borrower or any of its properties or assets.

4.Valid and Binding Agreement. This Amendment has been duly executed and delivered by the Parent Borrower. Upon satisfaction of the conditions set forth in Section 3.1 above, this Amendment shall constitute a valid and binding agreement of the Parent Borrower, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

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5.No Event of Default. (a) Immediately prior to the signing date with respect to the WestStar Acquisition and immediately after giving effect to such signing, no Event of Default had occurred and was continuing and (b) at the time of the consummation of the WestStar Acquisition, no Specified Event of Default shall have occurred or be continuing.

6.No Consents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

Section 5    Miscellaneous.

1.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2.Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

3.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the other Loan Documents, and the guarantees, pledges and grants of security interests, as applicable, under each of the Security Documents, are hereby reaffirmed and ratified and shall remain in full force and effect, shall continue to accrue to the benefit of the Secured Parties and shall be unaffected hereby. This Amendment is a Loan Document.

6.Expenses. As provided in and subject to the limitations of Section 11.01 of the Credit Agreement, the Parent Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent’s legal counsel.
7.Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

that:

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8.	Acknowledgments. Each of Holdings and the Borrower hereby acknowledges

(a)it has been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents;

(b)neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Parent Borrower or any Credit Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Parent Borrower and the other Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Parent Borrower and the Lenders.

9.Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

10.Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE BORROWER AND HOLDINGS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

11.Jury Trial Waiver. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR
OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

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ORCHARD ACQUISITION COMPANY, LLC

/s/ Stewart A. Stockdale
Chief Executive Officer

[Signature Page to Third Amendment]

Exhibit 10.1

JEFFERIES FINANCE LLC, as Administrative
Name:
Title:

Exhibit 10.1

[Signature Page to Third Amendment]

REAFFIRMATION OF GUARANTY

By its execution and delivery of this reaffirmation (this “Reaffirmation of Guaranty”), each of the undersigned Guarantors hereby acknowledges and agrees to that certain Third Amendment to Credit Agreement dated as of July 15, 2015, among Orchard Acquisition Company, LLC, a Delaware limited liability company (the “Parent Borrower”) and Jefferies Finance LLC, as Administrative Agent for and on behalf of the Lenders (the “Amendment"; capitalized terms used without definition herein have the meanings set forth in the Amendment), and reaffirms the Guaranty dated as of February 8, 2013 among the Parent Borrower, J.G. Wentworth, LLC, the subsidiaries of the Parent Borrower party thereto, and Jefferies Finance LLC, as Collateral Agent thereunder, for the benefit of the Secured Creditors (as defined therein).

[SIGNATURE PAGE FOLLOWS.]

Exhibit 10.1

LENDER ADDENDUM

Reference is hereby made to the proposed Third Amendment to Credit Agreement dated as of July 15, 2015 (the “Amendment”), among Orchard Acquisition Company, LLC, a Delaware limited liability company and Jefferies Finance LLC, as Administrative Agent for and on behalf of the Lenders (including the undersigned), a copy of which is attached hereto. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment. By its signature below, the undersigned hereby consents as of this    day of July, 2015 to the amendments provided for in the proposed Amendment and authorizes the Administrative Agent to execute the Amendment on its behalf.

[LENDER], as a Lender
By:      Name:
Title: